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EXHIBIT 99.1



April 16, 2007


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: The X-Change Corporation
Commission File No. 002-41703


We have read the statements that we understand The X-Change Corporation will include in Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

We have no basis to agree or disagree with any other statement made in Item 4.01 of such report.


Respectfully submitted,

/s/ Robison, Hill & Co.
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Robison, Hill & Co.